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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: September 7, 2000
                        (Date of earliest event reported)




                            BELL ATLANTIC CORPORATION
                         (D/B/A VERIZON COMMUNICATIONS)
             (Exact name of registrant as specified in its charter)




           Delaware                       1-8606                  23-2259884
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
        incorporation)                    Number)            Identification No.)


     1095 Avenue of the Americas,
          New York, New York                                        10036
(Address of principal executive offices)                          (Zip Code)



       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountants

In connection with the recently completed merger of the Company and GTE Corporation (GTE), on September 7, 2000, the Company engaged Ernst & Young LLP (E&Y) as its independent accountant. The decision to engage E&Y has been recommended by the Audit Committee and approved by the Board of Directors of the Company. The Company's previous independent accountant was PricewaterhouseCoopers LLP (PwC), and GTE's previous independent accountant was Arthur Andersen LLP (AA). PwC and AA were dismissed as independent accountants of the Company and GTE, respectively.

PwC and AA will continue to maintain independent accountant relationships with certain subsidiaries or investments of the Company and will continue to provide audit and non-audit services to the Company. PwC, expressing reliance on the report of AA, will continue to report on the consolidated financial statements of the Company for the fiscal years ended December 31, 1999 and 1998.

The independent accountants' reports for the Company and GTE for the fiscal years ended December 31, 1999 and 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 1999 and 1998, and through September 6, 2000, there were no disagreements as defined by Item 304 (a)(1)(iv) of Regulation S-K between the Company and PwC or between GTE and AA, which, if not resolved to the satisfaction of PwC or AA, as the case may be, would have caused PwC or AA to make reference thereto in their reports on the financial statements for such periods.

During the fiscal years ended December 31, 1999 and 1998, and through September 6, 2000, there were no reportable events as that term is defined in Item 304
(a)(1)(v) of Regulation S-K.

Letters from PwC and AA stating their agreement with the statements made herein are filed as Exhibit 16.1 and Exhibit 16.2 to this Form 8-K.

During the fiscal years ended December 31, 1999 and 1998, and through September 6, 2000, neither the Company nor GTE consulted with E&Y regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's or GTE's financial statements; or

(ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  16.1 Letter from PwC regarding its concurrence with the Registrant's statement regarding change of accountants.

                  16.2 Letter from AA regarding its concurrence with the Registrant's statement regarding change of accountants.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              Bell Atlantic Corporation
                                              -----------------------------
                                                    (Registrant)

Date:    September 7, 2000                       /s/ Marianne Drost
         -----------------                    -----------------------------
                                                     Marianne Drost
                                              Senior Vice President, Deputy
                                                   General Counsel and
                                                   Corporate Secretary




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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
 16.1        Letter from PwC regarding its concurrence with the Registrant's statement regarding change of accountants.

 16.2 Letter from AA regarding its concurrence with the Registrant's statement regarding change of accountants.